                                                                    EXHIBIT 10.8

                   NONQUALIFIED COMMON STOCK OPTION AGREEMENT
                   ------------------------------------------


     THIS NONQUALIFIED COMMON STOCK OPTION AGREEMENT (the "Agreement"), made this ______ day of ________________, 19___, between INTERPLAY PRODUCTIONS, a California corporation (hereinafter referred to as the "Company"), and ______________ ________________________, an employee of the Company, its parent or one or more of its subsidiaries, or a director or advisor of the Company (hereinafter referred to as the "Optionee"), is made with reference to the following fact:


                                 R E C I T A L
                                 - - - - - - -

     The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock in the Company (hereinafter called "Shares"), as hereinafter provided, to carry out the purpose of the "Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan-1991" (the "Plan").

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

     1.   Grant of Option.
          ---------------

          The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of __________ Shares (such number being subject to adjustment as provided in Section 7 hereof) on the terms and conditions herein set forth. The Option granted herein is a "nonqualified option" within the meaning of the Plan.

     2.   Purchase Price.
          --------------

          The purchase price of the Shares covered by the Option shall be $______ per share.

     3.   Term of Option.
          --------------

          The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before the tenth (10th) anniversary of the date hereof, subject to earlier termination as provided
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herein. Except as may otherwise be provided in this Agreement, options granted hereunder may be cumulative and exercised as follows:

                [To be determined on an option by option basis.]

             During the Period:           Optionee May Purchase:
             -----------------            ---------------------

          On or before ____________, 19__    __% of the Shares

          After __________, 19__, but
            before _________, 19__           __% of the Shares

          After ____________, 19__, but
            before _________, 19__           __% of the Shares

          After ____________, 19__, but
            before _________, 19             __% of the Shares

          After ____________, 19__, but
            before _________, 19             __% of the Shares

          After ____________, 19__, but
            before _________, 19__           100% of the Shares

          The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash, or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan; or (iii) any combination of (i) or (ii) above. Except as provided in Section 5 hereof, the Option may not be exercised at any time unless
(i) if the Optionee is an employee of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies (collectively the "Affiliates"); or (ii) if the Optionee is a director of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, a director of the Company, or its Affiliates. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to Optionee.

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     4.   Nontransferability.
          ------------------

          The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Section 5 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5.   Termination of Employment or Status as a Director or Advisor.
          ------------------------------------------------------------

          In the event that the Optionee is an employee of the Company and the Optionee shall cease to be employed by the Company, or its Affiliates, or in the event the Optionee is a director or advisor of the Company and ceases to be a director or advisor of the Company or its Affiliates, for any reason whatsoever, other than by reason of death or disability, this Option shall terminate immediately; provided, however, that the Optionee shall have the right to exercise this Option at any time within three (3) months after such cessation of employment or status as a director or advisor, but in no event later than the date of expiration of the option period, but the number of Shares purchasable upon such exercise of the Option shall not in any case exceed the number which would have been purchasable if the Optionee had exercised the Option on the date of such cessation. If the Optionee shall become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his options granted pursuant to the Plan, all of such options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the Optionee's cessation of employment or status as a director or advisor as a result of such disability but in any event no later than the date of expiration of the option period, by the Optionee. If the Optionee shall die while an employee, director or advisor of the Company, or its Affiliates, Optionee's estate, personal representative or beneficiary shall have the right to exercise all of the shares subject to this Option, whether or not they would otherwise have been purchasable if the Optionee's death had not occurred, at any time within one (1) year from the date of Optionee's death, but in no event later than the date of expiration of the option period.

     6.   Other Expirations.
          -----------------

          In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of the dissolution or liquidation of the Company or upon a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or if the Company is the surviving entity and the ownership of the outstanding capital stock of the Company following the transaction changes by 80% or more as a result of such transaction, or of a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

          (1) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

          (2) the new option or the assumption of the existing option shall not give the Optionee additional benefits which he did not have under the old option or prior to such assumption; and

          (3) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

If no provision is made for the continuance of the Plan and the assumption of this Option, or the substitution of this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and this Option, if not already exercisable, shall thereupon become immediately exercisable and the Optionee shall have the right to exercise this Option at any time prior to the effective date of the termination of the option plan or the proposed transaction.

     7.   Adjustments.
          -----------

          The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment. No adjustments shall be made for issuances of any securities if any consideration is received by the Company.

     8.   Repurchase of Shares.
          --------------------

          The Optionee agrees to sign the form of Buy-Sell Agreement attached hereto. Optionee shall have no right to any shares subject to this Option unless such Buy-Sell Agreement is signed and agreed to by the Optionee.

     9.   Notice.
          ------

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the addresses set forth opposite their signatures below (or such other address as shall be given in writing by either party to the other).

     10.  Method of Exercising Option.
          ---------------------------

          Subject to the terms and conditions of this Nonqualified Common Stock Option Agreement, this Option may be exercised by written notice to the Company, at its principal

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office in the State of California, which presently is located at 3710 S. Susan,
Suite 100, Santa Ana, California 92704. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) payment in cash, certified check, bank draft or certificates for shares of the Common Stock of the Company equal to, in the aggregate, the full purchase price of such shares, and (ii) payment in cash, certified check or bank draft of any payroll withholding taxes resulting from the exercise, as determined by the Company. The Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee pursuant to the exercise of this Option are being or are to be acquired by Optionee for investment and not with a view to the distribution thereof. In addition, the person exercising the Option shall execute and deliver to the Company with the notice provided for above an investment letter in the form attached hereto as Exhibit A.

     11.  No Agreement to Employ.
          ----------------------

          Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

     12.  General.
          -------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Nonqualified Common Stock Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and

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expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

          IN WITNESS WHEREOF, the Company has caused this Nonqualified Common Stock Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.


                              INTERPLAY PRODUCTIONS



17922 Fitch Avenue
Irvine, CA  92714             By: ____________________________________

                                                "Company"


_____________________
_____________________             ____________________________________

                                                "Optionee"

                                   EXHIBIT A
                                   ---------

                        TO NONQUALIFIED OPTION AGREEMENT
                        --------------------------------



Interplay Productions
17922 Fitch Avenue
Irvine, California  92714

Gentlemen:

          1. (a) In connection with the acquisition of _________ shares of the common stock of Interplay Productions, a California corporation (the "Company"), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

          You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as amended (the "Act"), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

          Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any dispositions of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company's counsel and the Company shall have advised you of such concurrence.

          (b) The undersigned acknowledges receipt of all information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof.

                                      A-1
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     2.   (a) The undersigned represents that he is an investor of sufficient sophistication to evaluate the risks and merits involved in the acquisition of the shares and to make an informed investment decision based on the undersigned's personal knowledge of the business and affairs of the Company, based upon such additional information as he may have requested and received from the Company, and the independent inquiries and investigations undertaken by the undersigned. The undersigned certifies that his financial situation is such that he is able to bear the economic risk of the investment in the securities.

          (b) The undersigned understands and agrees that the certificate evidencing said shares will bear the following legends, in addition to any other legends called for under the Plan:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

     3. (a) The undersigned recognizes that said shares are unregistered and must by held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

          (b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company's securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended ("Exchange Act"), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable, compliance with some other exemption under the Act will be required.


DATED: ____________

                                      A-2